                                                                    Exhibit 10.1

CLIFFORD                                                    CLIFFORD CHANCE, LLP
CHANCE                                                            CONFORMED COPY

                                 BMB MUNAI, INC.

            U.S.$60,000,000 5.0 per cent. Convertible Notes due 2012

                               PLACEMENT AGREEMENT

                                    CONTENTS
Clause                                                                     Page

THIS AGREEMENT is made on 4 July 2007

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BETWEEN

(1)     BMB MUNAI, INC. (the "Issuer"); and

(2)     BAYERISCHE HYPO-UND VEREINSBANK AG as sole bookrunner (the
        "Bookrunner").

WHEREAS

(A)     The Issuer has authorised the creation and issue of U.S.$60,000,000 in aggregate principal amount of 5.0 per cent. Convertible Notes due 2012
        (the "Notes") convertible into common shares, currently of U.S.$0.001 par value each, in the share capital of the Issuer (the "Shares").

(B)     The Notes are being offered outside the United States in reliance on
        Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "Securities Act").

(C)     The Notes will be issued in registered form and in the denomination of
        U.S.$100,000. The Notes will be represented by individual note certificates (the "Note Certificates"). Each Note Certificate will bear the legend set forth in "Investor Restrictions" in the Term Sheet, as defined herein.

(D)     The Notes will be constituted by a trust deed (the "Trust Deed"), a draft of which is in the agreed form and to which will be scheduled the forms of the Note Certificates. The Trust Deed will be made between the
        Issuer and BNY Corporate Trustee Services Limited (the "Trustee") as
        trustee for the holders of the Notes from time to time.

(E)     The Issuer will, in relation to the Notes, enter into an agency agreement (the "Agency Agreement") with The Bank of New York as registrar (the "Registrar"), The Bank of New York as principal paying and conversion agent (the "Principal Paying and Conversion Agent"), the transfer agents named therein (the "Transfer Agents"), the other paying and conversion agents named therein and the Trustee.

(F)     The Issuer will also, in relation to the Notes, enter into a registration rights agreement (the "Registration Rights Agreement") with the Bookrunner.

IT IS AGREED as follows:

1.      INTERPRETATION

1.1     Definitions
        In this Agreement the following expressions have the following meanings:

        "American Stock Exchange" means the American Stock Exchange LLC;

        "Amex Listing Approval" means the approval of the American Stock
        Exchange for the listing of the Shares to be issued on exercise of any
        Conversion Right;

                                      -2-

        "Closing Date" means, subject to Clause 8.2 (Postponed closing), 10 July
        2007;

        "Commission" means the Securities and Exchange Commission;

        "Conditions" means the terms and conditions of the Notes as scheduled to the agreed form of the Trust Deed as the same may be modified prior to the Closing Date, and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof;

        "Conversion Date" has the meaning given to such term in Condition 13(d)
        (Procedure for Conversion-Conversion Date);

        "Conversion Price" has the meaning given to such term in Condition 12(d)
        (Conversion Price);

        "Conversion Right" has the meaning given to such term in Condition 2
        (Interpretation);

        "Event of Default" means one of those circumstances described in
        Condition 11 (Events of Default);

        "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

        "FSMA" means the Financial Services and Markets Act 2000;

        "Group" means the Issuer and the Subsidiaries of the Issuer taken as a whole;

        "Issue Documents" means the Trust Deed, the Agency Agreement and the
        Registration Rights Agreement;

        "Issue Price" means 100 per cent. of the aggregate principal amount of the Notes;

        "Loss" means any liability, damages, cost, loss or expense (including, without limitation, legal fees, costs and expenses and any value added tax thereon);

        "person" means any individual, company, corporation, firm, partnership, joint venture, association, organisation, state or agency of a state or other entity, whether or not having separate legal personality;

        "Related Party" means, in respect of any person, any affiliate of that person or any officer, director, employee or agent of that person or any such affiliate or any person by whom any of them is controlled (where the terms "affiliate" and "controlled" have the meanings given to them by the Securities Act and the regulations thereunder);

        "Regulation D" means Regulation D under the Securities Act;

        "Rules and Regulations" means the rules and regulations of the
        Commission;

        "Securities Laws" means, collectively, the Sarbanes-Oxley Act of 2002
        ("Sarbanes-Oxley"), the Securities Act, the Exchange Act, the Rules and
        Regulations, the auditing principles, rules, standards and practices applicable to auditors of "issuers" (as defined in Sarbanes-Oxley)
        promulgated or approved by the Public Company Accounting Oversight Board

                                      -3-

        and, as applicable, the rules of the American Stock Exchange, the New
        York Stock Exchange and the NASDAQ Stock Market ("Exchange Rules").

        "Subsidiary" means, in respect of any person (the "first person") at any particular time, any other person (the "second person"):

        (a)     Control: whose affairs and policies the first person controls or has the power to control (directly or indirectly), whether by ownership of share capital, contract, the power to appoint or remove members of the governing body of the second person or otherwise; or

        (b)     Consolidation: whose financial statements are, in accordance with applicable law and generally accepted accounting
                principles, consolidated with those of the first person;

        "Term Sheet" means the indicative term sheet for the Notes dated 28 June
        2007;

        "U.S.$" and "U.S. dollars" denote the lawful currency for the time being of the United States of America; and

        "U.S. GAAP" means accounting principles generally accepted in the United
        States;

        "United States" means the United States of America.

1.2     Clauses and Schedules
        Any reference in this Agreement to a Clause, a sub-clause or a Schedule is, unless otherwise stated, to a clause or sub-clause hereof or a schedule hereto.

1.3     Legislation
        Any reference in this Agreement to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) shall be construed as a reference to such legislation as the same may have been, or may from time to time be, amended or re-enacted.

1.4     Headings
        Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.

1.5     Agreed Form
        Any reference herein to a document being in "agreed form" means that the document in question has been agreed between the proposed parties thereto, subject to any amendments that the parties may agree upon prior to the Closing Date.

2.      ISSUE OF THE NOTES

2.1     Undertaking to issue
        The Issuer undertakes to the Bookrunner that:

        2.1.1   Issue of Notes: subject to and in accordance with the provisions of this Agreement, the Notes will be issued on the Closing Date, in accordance with this Agreement and the Trust Deed; and

                                      -4-

        2.1.2   Issue documentation: it will on or before the Closing Date, execute the Issue Documents.

2.2     Undertaking to procure subscribers for the Notes
        The Bookrunner undertakes to the Issuer that, subject to and in accordance with the provisions of this Agreement, it will use all reasonable efforts to procure subscribers for the Notes on the Closing
        Date at the Issue Price.

3.      REPRESENTATIONS AND WARRANTIES BY THE ISSUER

3.1     Issuer's representations
        The Issuer represents and warrants to the Bookrunner that:

        3.1.1   Incorporation, capacity and authorisation: the Issuer is duly incorporated and is existing and in good standing under the laws of the State of Nevada with power and authority (corporate and other) to own its property and assets and conduct its business;
                and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its
                business requires such qualification; all of the issued and outstanding capital stock of the Issuer has been duly authorised and validly issued and is fully paid and nonassessable; the
                Issuer has full power and capacity to create and issue the
                Notes, to execute this Agreement and the Issue Documents and to undertake and perform the obligations expressed to be assumed by it herein and therein, and the Issuer has taken all necessary action to approve and authorise the same;

        3.1.2   No winding-up, etc.: no meeting has been convened and no order has been made or resolution passed for the winding-up,
                amalgamation, reconstruction, reorganisation, administration, dissolution, liquidation, demerger or consolidation or analogous procedure of the Issuer or any other member of the Group, and no notice of appointment of a liquidator, receiver, administrative receiver, administrator or special officer has been served under any applicable law in respect of the Issuer or any other member of the Group and no such steps are intended as at the date hereof in respect of or by the Issuer or any other member of the
                Group;

        3.1.3   Subsidiaries: each Subsidiary of the Issuer has been duly
                incorporated and is existing and in good standing under the laws of the jurisdiction of its incorporation, with power and
                authority (corporate and other) to own its property and assets and conduct its business; and each Subsidiary of the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each Subsidiary of the Issuer has been duly authorised and validly issued and is fully paid and nonassessable; and the capital stock of each Subsidiary owned by the Issuer, directly or through Subsidiaries, is owned free from liens, encumbrances and defects;

                                      -5-

        3.1.4   No Finder's Fee: with the exception (for the avoidance of any doubt) of any agreement between the Bookrunner and Aton Capital, there are no contracts, agreements or understandings between the
                Issuer and any person that would give rise to a valid claim against the Issuer or the Bookrunner for a brokerage commission, finder's fee or other like payment in connection with this offering;

        3.1.5   Registration Rights: with the exception of the Registration
                Rights Agreement, there are no contracts, agreements or
                understandings between the Issuer and any person granting such person the right to require the Issuer to file a registration statement under the Securities Act with respect to any
                securities of the Issuer owned or to be owned by such person or to require the Issuer to include such securities in the
                securities registered pursuant to a registration statement or in any securities being registered pursuant to any other
                registration statement filed by the Issuer under the Securities
                Act (collectively, "registration rights");

        3.1.6   Absence of Defaults and Conflicts Resulting from Transaction:
                the execution, delivery and performance of this Agreement, and the issuance and sale of the Notes and Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Issuer or any other member of the Group pursuant to, the charter or by-laws of the Issuer or any other member of the Group, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer or any other member of the Group or any of their properties, or any agreement or instrument to which the Issuer or any other member of the Group is a party or by which the
                Issuer or any other member of the Group is bound or to which any of the properties of the Issuer or any other member of the Group is subject; a "Debt Repayment Triggering Event" means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuer or any other member of the Group;

        3.1.7   Absence of Existing Defaults and Conflicts: neither the Issuer nor any other member of the Group is in violation of its
                respective charter or by-laws or in default (or with the giving of notice or lapse of time would be in default) under any
                existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Issuer and other member of the Group taken as a whole ("Material Adverse
                Effect");

                                      -6-

        3.1.8   Compliance with OFAC: none of the Issuer, any other member of the Group, or any director, officer, agent, employee or
                affiliate of the Issuer or any other member of the Group is currently subject to any U.S. sanctions administered by the
                Office of Foreign Assets Control of the U.S. Department of the
                Treasury ("OFAC"); and none of the Issuer or other member of the
                Group will directly or indirectly use the proceeds of the
                offering of the Notes hereunder, or lend, contribute or
                otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any
                U.S. sanctions administered by OFAC;

        3.1.9   Legal, valid, binding and enforceable: this Agreement
                constitutes and, upon due execution by or on behalf of the
                Issuer, the Issue Documents will constitute and upon due
                execution of the Trust Deed and the Note Certificates by or on
                behalf of the Issuer and due authentication of the Note
                Certificates, the Notes will constitute legal, valid, binding and enforceable obligations of the Issuer;

        3.1.10  Status: the Notes will constitute direct, general and unconditional obligations of the Issuer which (i) rank pari passu among themselves and (ii) will at all times rank at least pari passu with all other present and future unsecured
                obligations of the Issuer, save for such obligations as may be preferred by provisions of law that are both mandatory and of general application;

        3.1.11  Approvals in connection with the Notes: all filings, authorisations, consents and approvals required by the Issuer in connection with the creation, issue and sale of the Notes, the execution of this Agreement and the Issue Documents, the
                performance by the Issuer of the obligations expressed to be undertaken by it herein and therein have been (or will, in the case of the Amex Listing Approval only, within 30 days after the
                Closing Date, be) obtained and are (or will, in the case of the
                Amex Listing Approval only, within 30 days after the Closing
                Date, be) in full force and effect;

        3.1.12  Taxation: all payments in respect of the Notes and all payments by the Issuer under this Agreement and the Issue Documents will be made free and clear of, and without withholding or deduction for or on account of, any taxes, duties, assessments or
                governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by or on behalf of the
                government of the United States or the Republic of Kazakhstan,
                or any political subdivision or authority thereof or therein having power to tax;

        3.1.13  Stamp duty: no stamp, registration or other taxes, duties, assessments or governmental charges of whatsoever nature are payable in the United States or the Republic of Kazakhstan, upon or in connection with (a) this Agreement or the Issue Documents or their execution or delivery; (b) the creation, issue,
                offering, sale or conversion of the Notes; or (c) the creation and issue of the Shares;

        3.1.14  Financial Statements: the Issuer's consolidated audited financial statements for the years ending 31 March 2006 and 31
                March 2007 and the related notes thereto, present fairly the

                                      -7-

                financial position of the Issuer and any other member of the
                Group as of the dates indicated and their respective results of operations and statements of changes in financial position, for the periods specified; and such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis;

        3.1.15  Material Adverse Change: since 31 March 2007, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of either the
                Issuer or any other member of the Group and, since 31 March
                2007, neither the Issuer nor any other member of the Group has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to either the
                Issuer or any other member of the Group and, in the context of an investment in the Notes;

        3.1.16  Contingent liabilities: there are no outstanding guarantees or contingent payment obligations of the Issuer or any other member of the Group in respect of indebtedness of third parties and the
                Issuer and each other member of the Group is in compliance with all of its obligations under any outstanding guarantees or contingent obligations;

        3.1.17  Off-balance Sheet Arrangements: as at the date hereof, there are no material off-balance sheet transactions, arrangements and obligations that the Issuer has not disclosed to the Bookrunner and neither the Issuer nor any other member of the Group has any material relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Issuer, such as
                structured finance entities and special purpose entities that are reasonably likely to have a material effect on the liquidity of the Issuer or the requirements of the Issuer for capital resources;

        3.1.18  Related Party Transactions: no transaction has been entered into between the Issuer and its affiliates that was not on an arm's length basis on normal commercial terms;

        3.1.19  Environmental compliance: the Issuer and each other member of the Group is (i) in compliance with any and all applicable
                Environmental Laws, (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective
                businesses; and (iii) has not received notice of any actual or potential liability under any Environmental Laws, except where such non compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise),
                prospects, results of operations, general affairs or properties of the Group taken as a whole;

                In the ordinary course of its business, the Issuer and each other member of the Group periodically reviews the effect of
                Environmental Laws on the business, operations and properties of the Group, in the course of which it identifies and evaluates

                                      -8-

                associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Issuer has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, be material in the context of the offering of the Notes;

                For the purpose of this sub clause, "Environmental Laws" means any and all national, state and local statutes, laws,
                regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the protection of the environment (including, without limitation, human, animal and plant life, ambient air, surface water, ground water, or land), the protection of property and proprietary rights or for the compensation of harm to the environment whether by clean up, remediation, containment or other treatment or the payment of monies to any competent authority;

        3.1.20  Insurance: (i) as at the date hereof, the material assets employed to conduct the principal business activities of the
                Issuer and each other member of the Group have been furnished by independent subcontractors or leased by the Issuer or its
                Subsidiaries, with the exception of a gas utilisation facility and pipeline system currently under construction by a
                third-party contractor; (ii) the Issuer or its relevant
                Subsidiary will obtain, on or before completion and operation of the gas utilisation facility and pipeline, adequate insurance coverage against accident, damage, injury and third party loss in such amounts as are prudent and customary in the business in which the Group is engaged; and (iii) the Issuer has no reason to believe that it or any other member of the Group will not be able to obtain such insurance coverage at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, results of operations, general affairs or properties of the Group taken as a whole;

        3.1.21  Borrowings: no event of default or any other event or circumstance which would entitle any person to call for the early repayment under any agreement relating to any material borrowing or material indebtedness of any member of the Group
                (or, in either case, any event or circumstance which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute such an event or circumstance)
                has occurred and is continuing;

        3.1.22  The Shares:

                (a)     the Shares to be issued on conversion of the Notes have
                        been duly authorised and will be validly issued, will be
                        fully paid and non-assessable and will be listed on the
                        American Stock Exchange;

                (b)     all fillings, consents and approvals required by the
                        Issuer in connection with the issue of the Shares upon
                        conversion of the Notes in accordance with the
                        Conditions have been (or will, in the case of the Amex

                                      -9-

                        Listing Approval only, within 30 days after the Closing
                        Date, be) obtained and are (or will, in the case of the
                        Amex Listing Approval only, within 30 days after the
                        Closing Date, be) in full force and effect;

                (c)     there are no restrictions on the voting of the Shares
                        under the laws of the United States; nor are there any
                        restrictions under the laws or regulations of the United
                        States on the holding of such Shares by persons resident
                        or domiciled outside the United States,

                (d)     except as specified in Schedule 2 or in relation to the
                        Issuer's Stock Incentive Plan in favour of the Issuer's
                        employees, there are no outstanding securities
                        convertible into or exchangeable for, or warrants,
                        rights or options to purchase from the Issuer, or
                        obligations or commitments of the Issuer to create,
                        issue, sell or otherwise dispose of, any Shares, or
                        other securities (or any such shares, warrants, rights,
                        options or obligations) of the Issuer;

                (e)     neither of the Notes, nor the Shares to be issued upon
                        conversion of the Notes in accordance with the
                        Conditions, will be issued in violation of the pre
                        emptive rights of any holder of Shares;

                (f)     the Shares to be delivered on conversion of the Notes
                        will, subject as provided in the Conditions, rank pari
                        passu with the other outstanding fully paid Shares of
                        the Issuer in issue on the relevant Conversion Date (as
                        defined in the Conditions); the Shares to be issued upon
                        conversion of the Notes will be issued credited as fully
                        paid and will not be subject to calls for further funds;

        3.1.23  Dividends: (a) there are no restrictions under United States law or the rules and regulations thereunder or any approvals
                currently required in the United States (including any foreign exchange or foreign currency approvals) in order for the Issuer to pay dividends or other distributions declared by the Issuer to the holders of Shares;

        3.1.24  Properties: (i) the Issuer and each other member of the Group has good and marketable title to all properties and to all assets owned by it in each case free from liens, encumbrances and title defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it; and (ii) any real property and buildings held under lease by the Issuer or any other member of the Group is held by it under valid, existing and enforceable leases with such
                exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Issuer or such other member of the Group;

        3.1.25  Litigation: except as described in the Issuer's quarterly report for the period ended 31 March 2007 on Form 10-K filed by the
                Issuer pursuant to the Exchange Act on 14 June 2007, there are no pending actions, suits or proceedings (including any
                inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Issuer, any other member of the Group or any of their respective
                properties that, if determined adversely to the Issuer or any

                                      -10-

                other member of the Group, would individually or in the
                aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Issuer to perform its obligations under this Agreement, or which are otherwise
                material in the context of the sale of the Notes; and no such actions, suits or proceedings (including any inquiries or
                investigations by any court or governmental agency or body, domestic or foreign) are threatened or, to the Issuer's
                knowledge, contemplated;

        3.1.26  No material change: since 31 March 2007, (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Issuer or any other member of the Group, taken as a whole that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Issuer on any class of its capital stock and (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Issuer or any other member of the Group;

        3.1.27  No immunity: neither the Issuer nor any other member of the
                Group is entitled to immunity, whether characterised as
                sovereign immunity or otherwise, from suit, attachment, or other legal process in the United States;

        3.1.28  No Event of Default: no event has occurred which is or would
                (with the passage of time, the giving of notice or the making of any determination) become an Event of Default or require an adjustment to the initial Conversion Price;

        3.1.29  No market manipulation: none of the Issuer, any of its affiliates or any person acting on behalf of the Issuer or any affiliate of the Issuer has, directly or indirectly, carried out any act or engaged in any course of conduct, or will carry out, directly or indirectly, any act or engage in any course of conduct, (i) which creates a false or misleading impression as to the market in or the value of the Shares and the Notes and any associated securities; or (ii) the purpose of which is to create actual or apparent active trading in or to raise the price of the Shares and/or the Notes;

        3.1.30  Internal Controls and Compliance with the Sarbanes-Oxley Act:
                the Issuer, any other member of the Group and the Issuer's Board of Directors (the "Board") are in compliance with Sarbanes-Oxley and all applicable Exchange Rules. The Issuer maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively,
                "Internal Controls") that comply with the Securities Laws and are sufficient to provide reasonable assurances that (i)
                transactions are executed in accordance with management's
                general or specific authorisations, (ii) transactions are
                recorded as necessary to permit preparation of financial
                statements in conformity with U.S. GAAP and to maintain
                accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific

                                      -11-

                authorisation and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The
                Internal Controls are, or upon consummation of the offering of the Notes and the underlying Shares will be, overseen by the
                Audit Committee (the "Audit Committee") of the Board in
                accordance with Exchange Rules. The Issuer has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 90 days the Issuer does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in Internal
                Controls or fraud involving management or other employees who have a significant role in Internal Controls (each, an "Internal
                Control Event"), any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined
                adversely, would have a Material Adverse Effect;

        3.1.31  Investment Company Act: the Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the
                "Investment Company Act");

        3.1.32  Ratings: no "nationally recognised statistical rating organisation" as such term is defined for purposes of Rule
                436(g)(2) (i) has imposed (or has informed the Issuer that it is considering imposing) any condition (financial or otherwise) on the Issuer's retaining any rating assigned to the Issuer or any securities of the Issuer or (ii) has indicated to the Issuer that it is considering any of the following actions: downgrading in the rating of any debt securities of the Issuer by any
                "nationally recognised statistical rating organisation" (as defined for purposes of Rule 436(g)), or any public announcement that any such organisation has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Issuer has been placed on negative outlook;

        3.1.33  PFIC Status: the Issuer was not a "passive foreign investment company" ("PFIC") as defined in Section 1297 of the United
                States Internal Revenue Code of 1986, as amended, for its most recently completed taxable year and, based on the Issuer's current projected income, assets and activities, the Issuer does not expect to be classified as a PFIC for any subsequent taxable year;

        3.1.34  Tax Status: the Issuer and any other member of the Group have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof
                (except in any case in which the failure so to file would not have a Material Adverse Effect); and the Issuer and any other member of the Group have paid all taxes (including any
                assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not,
                individually or in the aggregate, have a Material Adverse
                Effect; and

        3.1.35  Covenants: there has been no breach of Condition 6 (Negative
                Pledge).

                                      -12-

3.2     Change in matters represented
        The Issuer shall forthwith notify the Bookrunner of anything which at any time prior to the Closing Date has or may have rendered, or will or may render, untrue or incorrect in any respect any representation and warranty by the Issuer in this Agreement as if it had been made or given at such time with reference to the facts and circumstances then subsisting.

3.3     Representations repeated
        The representations and warranties in Clause 3.1 (Issuer's representations) shall be deemed to be repeated (with reference to the facts and circumstances then subsisting) on each date falling on or before the Closing Date.

4.      UNDERTAKINGS BY THE ISSUER

4.1     No announcements
        From the date of this Agreement to (and including) the Closing Date, the
        Issuer shall not, without the prior written consent of the Bookrunner, make:

        4.1.1   any announcement which might reasonably be expected to have an adverse effect on the marketability of the Notes or the Shares;
                or

        4.1.2   any communication which might reasonably be expected to
                prejudice the ability of the Bookrunner lawfully to procure subscribers for the Notes in accordance with the provisions set out in the Schedule.

4.2     Delivery of Note Certificates
        The Issuer shall make arrangements reasonably satisfactory to the
        Bookrunner to ensure that the Note Certificates are delivered to the
        Registrar for authentication in the form required by, and otherwise in accordance with, the Trust Deed and the Agency Agreement.

4.3     Listing of the Shares
        The Issuer shall use all reasonable efforts to maintain the listing of the Shares on the American Stock Exchange until none of the Notes is outstanding; provided, however, that, if it is impracticable or unduly burdensome to maintain such listing, the Issuer shall use all reasonable endeavours to procure and maintain as aforesaid the admission to listing, trading and/or quotation for the Shares by such other listing authorities, stock exchanges and/or quotation systems as it may (with the approval of the Bookrunner and the Trustee) decide and, further, the
        Issuer shall be responsible for any fees incurred in connection therewith.

4.4     Listing of Shares issued upon conversion
        The Issuer shall use all reasonable endeavours to procure and maintain a listing on the American Stock Exchange (and/or such other listing authorities, stock exchanges and/or quotation systems by which the
        Shares are then admitted to listing, trading and/or quotation) of any
        Shares issued upon conversion of the Notes in accordance with the
        Conditions.

                                      -13-

4.5     Notification of changes
        The Issuer will notify the Bookrunner promptly of any change affecting any of its representations, warranties, agreements and indemnities herein at any time prior to payment being made to the Issuer on the
        Closing Date and take such steps as may be reasonably requested by the
        Bookrunner to remedy and/or publicise the same.

4.6     Filings
        The Issuer will promptly make all required notifications, registrations and filings and obtain, comply with and maintain in force all approvals as may from time to time be required in relation to the Notes and the
        Shares.

        So long as any of the Notes remains outstanding, the Issuer will furnish to the Bookrunner copies of each document filed by it with the American
        Stock Exchange or any other stock exchange on which the Shares are for the time being listed, and copies of financial statements and other periodic reports that the Issuer may furnish generally to holders of its debt securities or to holders of its Shares.

4.7     Use of net proceeds
        The Issuer will use the net proceeds received by it from the issue of the Notes predominately for investment purposes.

4.8     Lock-up
        For a period of 90 days after Closing Date the Issuer shall not, and the
        Issuer shall procure that none of its respective Subsidiaries or affiliates over which it exercises management or voting control will:

        4.8.1   Shares: issue, offer, sell, transfer, pledge or otherwise
                dispose of any Shares, whether directly or indirectly, or enter into any agreement to do so;

        4.8.2   Rights to Shares: issue or offer any other securities which confer a right to Shares (or any interest therein) or enter into any agreement to do so;

        4.8.3   Economic ownership of Shares: enter into any agreement that transfers or might transfer any of the economic consequences of ownership of the Shares (including, but not limited to, stock lending, derivative or hedging transactions); or

        4.8.4   publicly announce any intention to do any one or more things described in sub-clauses 4.8.1 to 4.8.3,

        other than, in each case:

                (a)     with the prior consent of the Bookrunner;

                (b)     grants of employee stock options in respect of the
                        Shares pursuant to the terms of any plan or arrangement,
                        or issuance of Shares pursuant to the exercise of such
                        options;

                (c)     to satisfy the Issuer's obligations arising upon
                        conversion of any Note in accordance with the
                        Conditions; or

                                      -14-

                (d)     the issue of Shares to shareholders electing to receive
                        annual dividends in the form of Shares.

4.9     Adjustments to Conversion Price
        From the date of this Agreement to (and including) the Closing Date, the
        Issuer shall not, without the prior written consent of the Bookrunner, do anything which would result in an adjustment to the Conversion Price
        (as defined in the Conditions).

4.10    Compliance with Regulation S
        The Issuer acknowledges and covenants that (i) the offering of the Notes and the underlying Shares are being coordinated in compliance with Rule
        903(b)(3)(i) and Rule 903(b)(3)(iii) of Regulation S and (ii) during the one year distribution compliance period mandated by Rule 903(b)(3)(iii), it will refuse to register any transfer of the Notes not made in accordance with the provisions of Regulation S (Rule 901 through 905, and Preliminary Notes), pursuant to registration under the Securities
        Act, or pursuant to an available exemption from registration.

4.11    No Resales by the Issuer
        The Issuer will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the
        Notes or the underlying Shares that have been acquired by any of them, except for the Notes or the underlying Shares purchased by the Issuer or any of its affiliates (as defined in Rule 144 under the Securities Act)
        and resold in a transaction registered under the Securities Act.

4.12    No Integration
        Neither the Issuer nor any of its affiliates (as defined in Rule 501(b)
        of Regulation D under the Securities Act) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security, that is or will be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act.

4.13    No General Solicitation or Directed Selling Efforts
        Neither of the Issuer nor any of its affiliates (as defined in Rule
        501(b) of Regulation D under the Securities Act) or any other person acting on its or their behalf (other than the Bookrunner, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the
        Notes or the underlying Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of
        Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S.

4.14    Absence of Manipulation
        The Issuer will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilisation or manipulation of the price of any securities of the Issuer to facilitate the sale or resale of the Notes.

5.      SELLING RESTRICTIONS

        Each of the parties to this Agreement represents, warrants and undertakes as set out in the Schedule 1.

                                      -15-

6.      INDEMNIFICATION

6.1     Indemnity by Issuer
        The Issuer undertakes to the Bookrunner that if the Bookrunner or any of the Bookrunner's Related Parties incurs any Loss arising out of, in connection with or based on:

        6.1.1   Misrepresentation: any inaccuracy or alleged inaccuracy of any representation and warranty by the Issuer in this Agreement (on the date of this Agreement or on any date when it is deemed to be repeated); or

        6.1.2   Breach: any breach or alleged breach by the Issuer of any of its undertakings in this Agreement;

        the Issuer shall pay to the Bookrunner on demand an amount equal to such
        Loss. The Bookrunner shall not have any duty or other obligation, whether as fiduciary or trustee for any of its Related Parties or otherwise, to recover any such payment or to account to any other person for any amounts paid to it under this Clause.

6.2     Conduct of claims
        If any claim, demand or action is brought or asserted in respect of which one or more persons (each, an "Indemnified Person") is entitled to be paid by another person (the "Indemnifier") under Clause 6.1
        (Indemnity by Issuer) (each a "Claim"), the following provisions shall apply:

        6.2.1   Notification: each Indemnified Person shall promptly notify the
                Indemnifier in writing (but failure to do so shall not relieve the Indemnifier from liability);

        6.2.2   Assumption of defence: the Indemnified Person shall procure that the Indemnifier shall, subject to Clause 6.3 (Conduct by
                Indemnified Person), be entitled to assume the defence of the relevant Claim including the retention of legal advisers
                approved by each Indemnified Person, subject to the payment by the Indemnifier of all legal and other expenses of such defence;

        6.2.3   Separate representation: if the Indemnifier assumes the defence of the relevant Claim, each Indemnified Person and its Related
                Parties shall be entitled to retain separate legal advisers and to participate in such defence but the legal or other expenses incurred in so doing shall, subject to Clause 6.3 (Conduct by
                Indemnified Person), be borne by such Indemnified Person or
                Related Party (as the case may be) unless the Indemnifier has specifically authorised such retention or participation.

6.3     Conduct by Indemnified Person
        Notwithstanding Clause 6.2 (Conduct of claims), an Indemnified Person and/or its Related Parties may retain separate legal advisers in each relevant jurisdiction and direct the defence of the relevant Claim and the Indemnifier shall reimburse such Indemnified Person for any legal or other expenses reasonably so incurred if:

        6.3.1   Indemnifier's failure: the Indemnifier (having assumed such defence) fails properly to make such defence or to retain for such purpose legal advisers approved by such Indemnified Person;

                                      -16-

        6.3.2   Conflict of interest: such Indemnified Person has reasonably concluded that the use of any legal advisers chosen by the
                Indemnifier to represent such Indemnified Person and/or Related
                Party may present such legal advisers with a conflict of
                interest; or

        6.3.3   Different defences: the actual or potential defendants in, or targets of, such Claim include both the Indemnifier and such
                Indemnified Person and/or Related Party and such Indemnified
                Person has reasonably concluded that there may be legal defences available to it which are different from or additional to those available to the Indemnifier.

6.4     Settlement
        The Indemnifier shall not, without the prior written consent of each
        Indemnified Party, settle or compromise, or consent to the entry of judgement with respect to, any pending or threatened Claim (irrespective of whether any Indemnified Person is an actual or potential defendant in, or target of, such Claim) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person and each of its Related Parties from all liability arising out of the matters which are the subject of such Claim. The Indemnifier shall not be liable to indemnify any Indemnified Person where the relevant Claim has been settled or compromised without its prior written consent (which shall not be unreasonably withheld or delayed).

7.      FEES AND EXPENSES

7.1     Base fee
        The Issuer shall, on the Closing Date, pay to the Bookrunner a base fee of 3.75 per cent. of the aggregate principal amount of the Notes.

        Such fee shall be deducted from the Issue Price of the Notes.

7.2     Success Fee
        The Issuer shall (at its sole discretion) on the Closing Date, pay to the Bookrunner a success fee of 0.5 per cent. of the aggregate principal amount of the Notes. Such fee (if payable) shall be deducted from the
        Issue Price of the Notes.

7.3     Transaction costs and expenses
        The Issuer is responsible for paying:

        7.3.1   Professional advisers: the fees and expenses of the legal and other professional advisers instructed by the Issuer in
                connection with the creation and issue of the Notes and the preparation of the Conditions;

        7.3.2   Legal documentation: the costs incurred in connection with the preparation and execution of this Agreement and the Issue
                Documents;

        7.3.3   Printing: the cost of setting, proofing, printing and delivering the Note Certificates;

        7.3.4   Trustee and Agents: the fees and expenses of the other parties to the Issue Documents; and

                                      -17-

        7.3.5   Advertising and Roadshow: the cost of any advertising and
                roadshow agreed between the Issuer and the Bookrunner.

        If the Bookrunner incurs any of such fees, costs and expenses on behalf of the Issuer, the Issuer shall on demand reimburse the Bookrunner for the same. Any amount due to the Bookrunner under this sub-clause may be deducted from the Issue Price.

7.4     Management expenses
        In addition, the Issuer shall reimburse the Bookrunner on demand for all legal fees and expenses and any travelling, communication, courier, postage and other out-of-pocket expenses incurred by it (with the prior approval of the Issuer if any such expenses shall exceed (pound)5,000)
        in connection with the placing of the Notes, completion of the Exchange
        Offer as defined in clause 6 of the Conditions (the "Exchange Offer")
        and all matters in connection with the Registration Rights Agreement.
        Any amount due to the Bookrunner under this sub-clause may (at the discretion of the Bookrunner) be deducted from the Issue Price.

7.5     Trustee Expenses
        In addition, the Issuer shall reimburse the Trustee on demand for all legal fees and expenses and any travelling, communication, courier, postage and other out-of-pocket expenses incurred by it in connection with the placing of the Notes and completion of Exchange Offer. Any amount due to the Trustee under this sub-clause may (at the discretion of the Trustee) be deducted from the Issue Price by the Bookrunner who will pay the same to the Trustee.

7.6     Taxes
        All payments in respect of the obligations of the Issuer under this
        Agreement shall be made free and clear of, and without withholding or deduction for or on account of, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of the United States or the
        Republic of Kazakhsatan, or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer shall pay such additional amounts as will result in the receipt by the Bookrunner of such amounts as would have been received by it if no such withholding or deduction had been required.

7.7     Stamp duty
        The Issuer will pay any stamp, issue, registration, documentary or other taxes and duties, including interest and penalties in the United States or the Republic of Kazakhstan, and all other relevant jurisdictions payable on or in connection with the creation, issue, offering, sale or conversion of the Notes or the creation or issue of the Shares or the execution or delivery of this Agreement or the Issue Documents; and any value added, turnover or similar tax payable in respect thereof (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it).

                                      -18-

8.      CLOSING

8.1     Closing
        Subject to Clause 8.3 (Conditions precedent), the closing of the issue shall take place on the Closing Date, whereupon:

        8.1.1   Note Certificates: the Issuer shall:

                (a)     Registration: cause each individual holding of the Notes
                        to be registered in the name of the person designated
                        for the purpose by the Bookrunner, provided that each
                        such holding must be in a principal amount of U.S.
                        $100,000 or a higher integral multiple thereof; and

                (b)     Delivery: cause a Note Certificate in respect of each
                        initial holding of the Notes, each duly executed on
                        behalf of the Issuer and authenticated in accordance
                        with the Agency Agreement and the Trust Deed, to be
                        delivered to, or to the order of, the Bookrunner; and

        8.1.2   Payment of net issue proceeds: against such delivery, and
                provided and to the extent that the Bookrunner has received the full amount due, to be paid by the subscribers in respect of the
                Notes to be subscribed for by them, for value prior to the
                Closing Date, the Bookrunner shall procure the payment of the net proceeds of the issue of the Notes (namely the Issue Price less the fees and expenses referred to in Clause 7) to the
                Issuer by credit transfer in U.S. dollars for same day value to such account as the Issuer has designated to the Bookrunner.

8.2     Postponed closing
        The Issuer and the Bookrunner may agree to postpone the Closing Date to another date not later than 31 July 2007, whereupon all references herein to the Closing Date shall be construed as being to that later date.

8.3     Conditions precedent
        The Bookrunner shall only be under obligation to make payment of the issue proceeds in respect of the Notes if:

        8.3.1   Closing documents: the Bookrunner receives on the Closing Date:

                (a)     Legal opinions: legal opinions dated the Closing Date
                        and addressed to the Bookrunner and the Trustee from
                        legal counsel, approved by the Bookrunner, as to the
                        laws of Kazakhstan, Poulton & Yordan, Attorneys at Law
                        as to the laws of the State of Nevada and the federal
                        laws of the United States and Clifford Chance LLP as to
                        English law, each in a form acceptable to the
                        Bookrunner;

                (b)     Closing certificate: a closing certificate dated the
                        Closing Date, addressed to the Bookrunner and signed by
                        a duly authorised signatory on behalf of the Issuer in a
                        form acceptable to the Bookrunner; and

                                      -19-

                (c)     Process agents' acceptances: evidence that the persons
                        mentioned in Clause 13.5 (Process Agents) have agreed to
                        receive process in the manner specified therein.

                (d)     No registration opinion: no registration opinion dated
                        the Closing Date and addressed to the Bookrunner from
                        Clifford Chance LLP, legal advisors to the Bookrunner,
                        in a form acceptable to the Bookrunner;

                (e)     Incumbency certificate: a certificate dated the Closing
                        Date from the Issuer setting out the names and
                        signatures of the persons authorised to sign, on behalf
                        of the Issuer, this Agreement, the Issue Documents and
                        any other documents to be delivered by the Issuer in
                        connection with the offering of the Notes.

        8.3.2   Issue documentation: the Issue Documents are executed on or before the Closing Date by or on behalf of all parties thereto;

        8.3.3   Accuracy of representations: the representations and warranties by the Issuer in this Agreement are true and correct on the date of this Agreement and on each date on which they are deemed to be repeated and would be true and correct if they were repeated on the Closing Date with reference to the facts and
                circumstances then subsisting; and

        8.3.4   Regulatory approvals: all required government and/or regulatory approvals having been obtained as necessary for the Issuer to issue and offer the Notes and meet its obligations under this
                Agreement, the Issue Documents and the Notes;

        8.3.5   Board and shareholder approvals: on or before the Closing Date, there shall have been delivered to the Bookrunner certified copies of the resolutions of the board of directors and the shareholders of the Issuer approving the issue of the Notes

        8.3.6   Lock-up Letter: the Issuer shall have executed a lock-up letter, in the form set out in Schedule 3 (Form of Lock-Up Letter) (the a "Lock-Up Letter") and delivered a copy of the same to the
                Bookrunner on or prior to the Closing Date;

        8.3.7   Other obligations: the Issuer is in compliance with all of its obligations under this Agreement and the Issue Documents,

        8.3.8   No material adverse change: there has in the reasonable opinion of the Bookrunner, since the date of this Agreement, been no adverse change, or any development reasonably likely to involve an adverse change, in the condition (financial or otherwise) or general affairs of the Issuer or any other member of the Group that is material in the context of the issue of the Notes;

        provided, however, that the Bookrunner may, at its discretion, waive satisfaction of any of the conditions specified in this Clause 8.3.

                                      -20-

9.      TERMINATION

9.1     Bookrunner' right to terminate
        The Bookrunner may give a termination notice to the Issuer at any time prior to the payment to the Issuer of the net proceeds of the issue of the Notes on the Closing Date if:

        9.1.1   Inaccuracy of representation: any representation and warranty by the Issuer in this Agreement is or proves to be untrue or
                incorrect on the date of this Agreement or on any date on which it is deemed to be repeated;

        9.1.2   Breach of obligation: the Issuer fails to perform any of its obligations under this Agreement;

        9.1.3   Failure of condition precedent: any of the conditions in Clause
                8.3 (Conditions precedent) is not satisfied or waived by the
                Bookrunner on the Closing Date; or

        9.1.4   Force majeure: since the date of this Agreement:

                (a)     there has been, in the reasonable opinion of the
                        Bookrunner, such a change in national or international
                        financial, political or economic conditions or currency
                        exchange rates or exchange controls as would in its view
                        be likely to prejudice materially the success of the
                        subscription of the Notes or dealings in the Notes in
                        the secondary market.

                (b)     (i) trading in the Shares or any depositary receipts
                        exchangeable for Shares shall have been suspended by the
                        American Stock Exchange (and/or such other listing
                        authorities, stock exchanges and/or quotation systems by
                        which such securities are then admitted to listing,
                        trading and/or quotation); (ii) trading in securities
                        generally on the New York Stock Exchange shall have been
                        suspended or limited or minimum prices shall have been
                        established on any such exchanges; (iii) a banking
                        moratorium shall have been declared either by U.S.
                        federal or New York State authorities; or (iv) there
                        shall have occurred any outbreak or escalation of
                        hostilities, declaration by the United States of a
                        national emergency or war or other calamity or crisis
                        the effect of which on financial markets is such as to
                        make it, in the sole judgment of the Bookrunner,
                        impractical or inadvisable to proceed with the offering
                        or delivery of the Notes.

9.2     Consequences
        Upon the giving of a termination notice under Clause 9.1 (Bookrunner's right to terminate) and subject to Clause 9.3 (Saving):

        9.2.1   Discharge of Issuer: the Issuer shall be discharged from
                performance of its obligations under Clauses 2.1 (Undertaking to issue) sub-clause 7.1 (Placement Fee) and sub-clause 8.1.1 (Note
                Certificates); and

        9.2.2   Discharge of Bookrunner: the Bookrunner shall be discharged from performance of its obligations under Clause 2.2 (Undertaking to procure subscribers for the Notes) and sub-clause 8.1.2 (Payment of issue proceeds).

                                      -21-

9.3     Saving
        A discharge pursuant to Clause 9.2 (Consequences) shall not affect the other obligations of the parties to this Agreement and shall be without prejudice to accrued liabilities.

10.     SURVIVAL

        The provisions of this Agreement shall continue in full force and effect notwithstanding the completion of the arrangements set out herein for the issue of the Notes and regardless of any investigation by any party to this Agreement.

11.     TIME

        Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

12.     NOTICES

12.1    Addresses for notices
        All notices and other communications hereunder shall be made in writing and in English (by letter or fax) and shall be sent as follows:

        12.1.1  Issuer: if to the Issuer, to it at:

                  BMB Munai, Inc.
                  202, Dostyk Avenue, 4th Floor
                  Business Centre "Forum"
                  050051, Almaty
                  Kazakhstan

                  Fax:              +7 3272 375 131
                  Attention:        Askar Tashtitov

        12.1.2  Bookrunner: if to the Bookrunner, to it at:

                  Investment Markets and Investment Banking
                  Bayerische Hypo-und Vereinsbank AG
                  Moor House
                  120 London Wall
                  London EC2Y 5ET

                  Fax:              +44 (0)207 826 1614
                  Attention:        Equity Capital Markets

12.2    Effectiveness
        Every notice or other communication sent in accordance with Clause 12.1
        (Addresses for notices) shall be effective upon receipt by the addressee; provided, however, that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

                                      -22-

13.     LAW AND JURISDICTION

13.1    Governing law
        This Agreement is governed by, and shall be construed in accordance with, English law.

13.2    English courts and New York courts
        The courts of (a) England and (b) the State of New York located in the
        City and County of New York or in the United States District Court for
        the Southern District of New York have exclusive jurisdiction to settle any dispute (a "Dispute"), arising from or connected with this Agreement
        (including a dispute regarding the existence, validity or termination of this Agreement) or the consequences of its nullity.

13.3    Appropriate forum
        The parties agree that the courts referred to in Clause 13.2 (English courts and New York courts) are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue that any other courts are more appropriate or convenient.

13.4    Rights of the Bookrunner to take proceedings outside England and the
        State of New York Clause 13.2 (English courts and New York courts) is for the benefit of the Bookrunner only. As a result, nothing in this
        Clause 13 (Law and jurisdiction) prevents the Bookrunner from taking proceedings relating to a Dispute ("Proceedings") in any other courts with jurisdiction. To the extent allowed by law, the Bookrunner may take concurrent Proceedings in any number of jurisdictions.

13.5    Process agent
        The Issuer agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to (a) in connection with any
        Proceedings in England, to Clifford Chance Secretaries Limited at 10
        Upper Bank Street, London EC14 5JJ or, if different, its registered office for the time being or at any address of the Issuer in Great
        Britain at which process may be served on it in accordance with Part
        XXIII of the Companies Act 1985 and (b) in connection with any
        Proceedings in the County of New York to CT Corporation System at 111
        Eighth Avenue, 13th Floor, New York, New York 10011 or, if different, it principal place of business in the County of New York for the time being. If either such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer, the
        Issuer shall, on the written demand of the Bookrunner addressed to the
        Issuer and delivered to the Issuer appoint a further person in England or (as the case may be) the County of New York to accept service of process on its behalf and, failing such appointment within 15 days, the
        Bookrunner shall be entitled to appoint such a person by written notice addressed to the Issuer and delivered to the Issuer. Nothing in this paragraph shall affect the right of the Bookrunner to serve process in any other manner permitted by law. This clause applies to Proceedings in
        England and in the County of New York and to Proceedings elsewhere.

14.     RIGHTS OF THIRD PARTIES

        A person who is not a party to this Agreement has no right under the
        Contracts (Rights of Third Parties) Act 1999 to enforce any term of this
        Agreement.

                                      -23-

15.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall constitute one and the same binding agreement between the parties.

AS WITNESS the hands of the duly authorised representatives of the parties to this Agreement the day and year first before written.

                                      -24-

                                   SCHEDULE 1
                              SELLING RESTRICTIONS

1.      GENERAL

1.1     No action to permit public offering
        The Bookrunner acknowledges that no action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for that purpose is required.

1.2     Bookrunner's compliance with applicable laws
        The Bookrunner undertakes to the Issuer that it will comply with all applicable laws and regulations in each country or jurisdiction in which it purchases, offers, sells or delivers Notes or has in its possession or distributes such offering material, in all cases at its own expense.

2.      UNITED STATES

2.1     No registration under Securities Act
        The Notes, and the Shares to be issued on conversion of the Notes, have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
        Securities Act.

2.2     Compliance by Issuer with United States securities laws
        The Issuer represents, warrants and undertakes to the Bookrunner that neither it nor any of its affiliates (including any person acting on behalf of the Issuer or any of its affiliates) has offered or sold, or will offer or sell, any Notes in any circumstances which would require the registration of any of the Notes under the Securities Act or the qualification of the Trust Deed as an indenture under the United States
        Trust Indenture Act of 1939 and, in particular, that:

        2.2.1   No General Solicitation or Directed Selling Efforts: Neither,
                the Issuer nor any person acting on its behalf (other than the
                Bookrunner, as to which no representation is made) has (i)
                solicited offers for, or offered or sold, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2)
                of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S, and all such persons have complied with the offering restrictions requirement of
                Regulation S.

        2.2.2   Compliance with Regulation S: The offering of the Notes and the
                Shares are (i) being coordinated (i) in an "offshore
                transaction" within the meaning of Regulation S and (ii) in accordance with Rule 903(b)(3)(i) and Rule 903(b)(3)(iii) of
                Regulation S.

                                      -25-

2.3     Bookrunner's compliance with United States securities laws

        2.3.1   The Bookrunner acknowledges that the Notes and the underlying
                Shares have not been and will not be registered under the
                Securities Act and may not be offered or sold within the United
                States or to, or for the account or benefit of, U.S. Persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

        2.3.2   The Bookrunner represents, warrants and undertakes to the Issuer that:

                2.3.2.1 it has not offered or sold the Notes, and will not offer or sell the Notes prior to the expiration of a one-year
                        "Distribution Compliance Period" within the meaning of
                        Regulation S, to a "U.S. Person" within the meaning of
                        Regulation S, or for the account or benefit of a U.S.
                        Person.

                2.3.2.2 Offshore Transaction: neither it nor any of its
                        affiliates (including any person acting on behalf of the
                        Bookrunner or any of its affiliates) has made or will
                        make any offer to a person in the United States and at
                        the time the buy order for the Notes is originated, the
                        buyer will be outside of the United States or the
                        Bookrunner and each of its affiliates (including any
                        person acting on behalf of the Bookrunner or any of its
                        affiliates) will have a reasonable belief that the buyer
                        is outside the United States;

                2.3.2.3 No directed selling efforts: neither it nor any of its affiliates (including any person acting on behalf of the
                        Bookrunner or any of its affiliates) has engaged or will
                        engage in any directed selling efforts with respect to
                        the Notes or the Shares; and

                2.3.2.4 No solicitation: neither it nor any of its affiliates
                        (including any person acting on behalf of the Bookrunner
                        or any of its affiliates) has solicited or will solicit
                        any offer to buy or offer to sell the Notes by any form
                        of general solicitation or general advertising (as those
                        terms are used in Rule 502(c) under the Securities Act)
                        in the United States.

        2.3.3   The Bookrunner acknowledges and agrees that (A) the offer and sale of the Notes prior to the expiration of the Distribution
                Compliance Period shall be made only (i) in accordance with the provisions of (a) Rule 903 (b)(3)(iii) or (b) Rule 904 and Rule
                905; (ii) pursuant to registration of the Notes under the
                Securities Act; or (iii) pursuant to an available exemption from the registration requirements of the Securities Act; (B) it will not engage in hedging transactions with regard to such Notes prior to the expiration of the Distribution Compliance Period unless in compliance with the Securities Act; and (C) all
                offering materials and documents (other than press releases)
                used in connection with offers and sales of the Notes prior to the expiration of the Distribution Compliance Period shall include statements to the effect that (i) the Notes have not been registered under the Securities Act and may not be offered or sold in the Unite States or to U.S. Persons (other than

                                      -26-

                distributors) unless the Notes are registered under the
                Securities Act, or an exemption from the registration
                requirements of the Securities Act is available and (ii) hedging transactions involving these Notes may not be conducted unless in compliance with the Securities Act.

        2.3.4   Prescribed form of confirmation: undertakes to the Issuer that, at or prior to confirmation of sale, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration which purchases Notes from it during the distribution compliance period a confirmation or notice in substantially the following form:

                "The securities covered hereby have not been registered under the United States Securities Act of 1933, as amended (the
                "Securities Act") and are being offered outside the United
                States in accordance with Rule 903(b)(3)(iii) ("Category 3") of the Securities Act. Accordingly, (A) the securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, (a) as part of their
                distribution at any time except in accordance with Regulation S under the Securities Act or (b) otherwise until one year after the later of the commencement of the offering and the closing date, except in accordance with the provisions of Regulation S
                (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an
                available exemption from registration; (B) hedging transactions involving such securities may not be conducted unless in
                compliance with the Securities Act; and (C) during the
                Distribution Compliance Period each purchaser or acquirer of the securities covered hereby must provide a certificate to the
                Issuer that (i) it is not a U.S. Person, as defined in
                Regulation S under the Securities Act and is not acquiring the securities for the account or benefit of any U.S. Person; (ii)
                (a) it agrees to resell such securities only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and
                Preliminary Notes), pursuant to registration under the
                Securities Act, or pursuant to an available exemption from registration and (b) it agrees not to engage in hedging
                transactions with regard to such securities unless in compliance with the Securities Act; and (iii) and that it acknowledges and agrees that it will provide a substantially similar form of certificate as set forth herein to any person that acquires or purchases such security from it."

2.4     Interpretation
        Terms used in clauses 2.2 and 2.3 above have the meanings given to them by Regulation S under the Securities Act.

3.      UNITED KINGDOM

        The Bookrunner represents, warrants and undertakes to the Issuer that:

3.1     Financial promotion: it has only communicated or caused to be communicated, and will only communicate or cause to be communicated, any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer.

                                      -27-

3.2     General compliance: it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

                                      -28-

                                   SCHEDULE 2
                   WARRANTS AND OPTIONS GRANTED BY THE ISSUER

Options outstanding as of 31/03/07     Issue Date   # of shares   Date of expiry
Gary Lerner  - stock options            12-Nov-04       52,800      12-Nov-09
Stock options issued on July 18, 2005   18-Jul-05      820,783      18-Jul-10
Anuar Kulmagambetov - stock options     1-Feb-06       100,000       1-Feb-09
Stock options on June 20, 2006          20-Jun-06      200,000      20-Jun-09
                                                     1,173,583

Warrants outstanding as of 31/03/07       Date
Warrants aggr. #1 for merger            26-Nov-03      142,857      26-Nov-08

                                      -29-

                                   SCHEDULE 3
                             FORM OF LOCK-UP LETTER

Unicredit Markets & Investment Banking
Bayerische Hypo - und Vereinsbank AG
Moor House
120 London Wall
London  EC2Y 5ET
United Kingdom
                                                                   [Insert date]

Dear Sirs

BMB Munai, Inc. U.S.$60,000,000 5.0 per cent. Convertible Notes due 2012

I/We refer to the placement agreement dated 4 July 2007 and entered into between
BMB Munai, Inc. and Bayerische Hypo-und Vereinsbank AG in respect of the above
Notes (the "Placement Agreement"). Expressions which are given defined meanings in the Placement Agreement shall have the same meanings in this letter.

For good and valuable consideration received, this letter is to confirm that neither I/we nor any person acting on our behalf will:

(a)     issue, offer, sell, contract to sell, transfer, pledge or otherwise dispose of any Shares, whether directly or indirectly, or enter into any agreement to do so;

(b)     issue or offer any other securities which confer a right to Shares (or any interest therein) or enter into any agreement to do so;

(c)     enter into any agreement that transfers or might transfer any of the economic consequences of ownership of the Shares (including, but not limited to, stock lending, derivative or hedging transactions); or

(d)     publicly announce any intention to enter into any of the aforementioned transactions,

except, in each case, to the extent that any such action or transaction is permitted under Clause 4.8 (Lock-Up) of the Placement Agreement.

This letter is being furnished to you by me/us as a condition precedent to the closing of the Notes pursuant to Clause 8.3.7 (Lock-Up Letters) of the Placement
Agreement.

This letter shall be governed by, and construed in accordance with, English law and we agree that this letter shall be construed as if Clause 13 (Law and
Jurisdiction) of the Placement Agreement were set out in this letter in full but with references to the Placement Agreement being deemed to be references to this letter and references to the Issuer being deemed to be references to me/us.

                                      -30-

Yours faithfully

BMB MUNAI, INC.

                                      -31-

                                   SIGNATURES

BMB MUNAI, INC.

By:

BAYERISCHE HYPO-UND VEREINSBANK AG

By:                                 By:

                                      -32-